Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 14, 2013 by and among Far East Energy Corporation, a Nevada corporation (“FEEC”), Far East Energy (Bermuda), Ltd., a Bermuda exempted company (“FEEB,” and together with FEEC, the “Companies”), and the entities whose names appear on the last page of this Agreement (the “Purchasers”).

Preliminary Statement

Subject to the terms and conditions contained herein, the Companies will authorize the issuance and sale, and the Purchasers will purchase $60,000,000 aggregate principal amount of Senior Secured Notes due 2016 of FEEB (the “Notes”) guaranteed by FEEC (the “Guarantee”) and 56,086,439 Warrants of FEEC (the “Warrants,” and together with the Notes, the “Securities”), each Warrant initially entitling the holder thereof to purchase one share of FEEC’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.085 per share of Common Stock, subject to adjustment (such aggregate number of shares the “Warrant Shares”).

Agreement

The parties, intending to be legally bound, agree as follows:

ARTICLE 1

SALE OF AND TERMS APPLICABLE TO THE SECURITIES

1.1           Purchase, Sale and Delivery of the Securities. Subject to the terms and conditions of this Agreement at the Closing Date (as defined below), FEEB and FEEC will issue and sell to the Purchasers, the Notes and the Warrants and each of the Purchasers will purchase the principal amount of Notes and the number of Warrants set forth opposite such Purchaser's signature on the signature page of this Agreement at the aggregate purchase price of $60,000,000 (the “Purchase Price”). For U.S. federal and other applicable income tax purposes, the Companies intend to allocate 98.037% of the Purchase Price or $980.37 per $1,000 of Notes to the Notes and 1.963% of the Purchase Price or $0.021 per Warrant to the Warrants.

In consideration for the Purchase Price, at the Closing, the Companies agree to issue to the Purchasers (or their respective agents or custodians as directed) the Notes together with the Warrants to purchase the Warrant Shares. The Purchasers understand that the Companies are under no obligation to issue the Notes or the Warrants to the Purchasers unless the Companies accept and sign this Agreement.

ARTICLE 2

CLOSING; DELIVERY

2.1           Closing. The closing (“Closing”) of the purchase and sale of the Securities hereunder shall be held at the offices of Baker & McKenzie LLP, located at 2001 Ross Avenue, Suite 2300, Dallas, Texas 75201, at 9:30 a.m. New York City time, on the date that is one (1) business day following the later of the date hereof or the DTC Eligibility Date (as defined below) (the “Closing Date”), or at such other time and place as the Companies may agree.

2.2           Delivery. At the Closing, the Companies shall execute and deliver to the Purchasers and the other parties thereto, the Indenture in the form attached hereto as Exhibit A (the “Indenture”), the Warrant Agreement in the form attached hereto as Exhibit B (the “Warrant Agreement”), the Security Agreement in the form attached hereto as Exhibit C (the “U.S. Security Agreement”), the U.S. Account Control Agreement in the form attached hereto as Exhibit D (the “U.S. Account Control Agreement”), the Hong Kong Account Control Agreement in the form attached hereto as Exhibit E (the “Hong Kong Account Control Agreement”), the Share Charge in the form attached hereto as Exhibit F (the “Bermuda Share Charge” and together with the U.S. Security Agreement, the U.S. Account Control Agreement and the Hong Kong Account Control Agreement, the “Security Documents”), the Collateral Agency Agreement in the form attached hereto as Exhibit G (the “Intercreditor Agreement”), the Registration Rights Agreement in the form attached hereto as Exhibit H (“Registration Rights Agreement”), the fee letter in the form attached hereto as Exhibit I (the “Fee Letter”), the right of first refusal letter agreement in the form attached hereto as Exhibit J (the “ROFR Letter”), the information rights side letter in the form attached hereto as Exhibit K (the “Information Rights Letter”) and the closing agreement in the form attached hereto as Exhibit L (the “Closing Agreement,” together with the Indenture, the Warrant Agreement, the Security Documents, the Intercreditor Agreement, the Registration Rights Agreement, the Fee Letter, the ROFR Letter and the Information Rights Letter, the “Transaction Agreements”).

At the Closing, the Securities shall be delivered by the Companies through the facilities of The Depository Trust Company (“DTC”) and the Purchase Price shall be paid by the Purchaser, in each case in accordance with the Closing Agreement, or by such means as the parties hereto shall agree prior to the Closing Date. The Notes shall be evidenced by one or more certificates in global form held by the nominee of DTC for the account of the Purchasers (or their respective agents or custodians as directed) and having an aggregate principal amount corresponding to the aggregate principal amount of the Notes. The Warrants shall be evidenced by one or more certificates in global form held by the nominee of DTC for the account of the Purchasers (or their respective agents or custodians as directed) and entitling the holders thereof to purchase an aggregate number of shares of Common Stock equal to the Warrant Shares.

2.3.          Conditions to Obligations of the Purchasers and the Companies. The obligations of the parties are subject to the satisfaction, at or prior to the Closing, of the following conditions precedent:

(i)            the representations and warranties of the Companies contained in Article 3 hereof and of the Purchasers contained in Article 4 hereof shall be true and correct as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made as of the Closing Date;

(ii)           all agreements set forth in the blanket representation letter of the Companies to DTC relating to the approval of the Securities by DTC for “book entry” transfer shall have been complied with and the acceptance for eligibility and clearance of the Securities through DTC shall have been declared by DTC (the date on which such acceptance occurs shall be referred to as the “DTC Eligibility Date”);

(iii)          each of the Companies shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the applicable Company prior to or at the Closing and after giving effect to the issue and sale of the Securities (and the application of the proceeds thereof as contemplated herein) no default shall have occurred and be continuing;

(iv)          each of the Companies shall have delivered to the Purchasers an officer's certificate, dated the date of the Closing, certifying that the conditions specified in subsections (i), (ii) and (iii) have been fulfilled;

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(v)           each of the Companies shall have delivered to the Purchasers a certificate, dated within one month prior to Closing, from the Secretary of State of its jurisdiction of incorporation as to the good standing of such entity;

(vi)          the Purchasers shall have received opinions in form and substance satisfactory to the Purchasers, dated the date of the Closing, from Bermuda counsel, Nevada counsel, New York counsel and Hong Kong counsel;

(vii)         a Private Placement number issued by Standard & Poor's CUSIP Service Bureau shall have been obtained for the Notes and the Warrants;

(viii)        none of Companies shall have changed their jurisdiction of incorporation nor been a party to any merger or consolidation nor shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements;

(ix)           the Companies, the Trustee, the Warrant Agent, the Collateral Agent, the closing agent and the escrow agent, as applicable, shall have executed and delivered the Transaction Agreements to which they are a party, in form and substance satisfactory to the Purchasers, and the Purchasers shall have received copies thereof;

(x)            prior to the Closing Date, the Purchasers shall have been furnished with wiring instructions for the Purchase Price in accordance with this Agreement and such other information as they may request;

(xi)           prior to the date hereof, true and complete originals or certified copies of all of the Project Documents and all SCB Credit Facility agreements shall have been provided to the Purchasers;

(xii)          the Purchasers shall have received evidence satisfactory to them that the Companies shall have taken or caused to be taken all of the actions, executed and delivered or caused to be executed and delivered all of the agreements, documents and instruments, and delivered all of the filings and recordings necessary to create in favor of the Collateral Agent for the benefit of the Trustee, holders of the Notes, SCB and the Collateral Agent, a valid and (upon such filing and recording) perfected first priority security interests contemplated by the Security Documents in the security given pursuant to the Security Documents, including delivery to the Purchasers of copies of Uniform Commercial Code search reports and tax lien, judgment, litigation search reports in the District of Columbia and the State of Nevada and such other search reports as the Purchasers may request and financing statements under the Uniform Commercial Code in appropriate form for filing in the District of Columbia, the State of Nevada and such other jurisdictions as the Purchasers may request;

(xiii)         CT Corporation shall have accepted, on or prior to the Closing Date, the appointment by each of the Companies as agent for service of process in the State of New York;

(xiv)        since the date hereof, there has not been any event or development in respect of any of the Companies that, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect

(xv)         the fifth amendment to the facility agreement in the form attached hereto as Exhibit M by and among FEEB, as borrower, FEEC, as guarantor, and Standard Chartered Bank as lender shall have been executed and delivered by all parties thereto and shall be in full force and effect simultaneous with the Closing; and

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(xvi)        on or prior to Closing, the Companies shall have furnished to the Purchasers such further certificates and documents as the Purchasers may request.

2.4           Termination. The Purchasers may, by notice to the Companies, terminate this Agreement at any time prior to Closing if in the opinion of the Purchasers (acting in good faith) (i) there shall have been a change, whether or not foreseeable at the date of this Agreement, in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in its view be likely to prejudice materially the ability of a party to comply with its obligations under this Agreement or the Transaction Agreements; (ii) a general moratorium shall have been declared by either Bermuda, China or U.S. Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, Bermuda or China shall have occurred; (iii) an event or circumstance giving rise to a Material Adverse Effect (as defined below) has occurred or arisen after the date of this Agreement; (iv) either of the Companies shall have failed, refused or been unable to perform any agreement or covenant on its part to be performed under this Agreement when and as required; (v) there is an outbreak or escalation of hostilities or national or international calamity or act of terrorism on or after the date of this Agreement, or if there has been a declaration of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which affects the U.S., Bermuda, China or international markets, making it, in the Purchaser’s judgment, impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated herein or (vi) all of the conditions listed in subsection 2.3 of this Agreement shall not have been fully satisfied within thirty days following the date of this Agreement, and, upon such notice being given, the parties hereto shall (except for any liability arising before or in relation to such termination) be under no further liability arising out of this Agreement, save that clauses Section 5 (Expenses and Indemnification), Section 6.3 (Notices), Section 6.4 (Governing law; Jurisdiction) and Section 6.7 (Entire agreement) shall continue in full force and effect.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

The Companies, jointly and severally, represent and warrant to the Purchasers as of the date hereof and as of the Closing Date as follows:

3.1           Organization and Standing. Each Company is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. Each Company has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. Each Company is qualified to do business as a foreign entity and is in good standing in every jurisdiction in which the failure to be so qualified would have a material adverse effect on such Company's business as now conducted or as proposed to be conducted. Each Company is in compliance with its articles or certificate of incorporation and by-laws. Each Company is in compliance with all applicable laws, statutes, rules or regulations and any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority, agency, stock exchange or other body with jurisdiction over any of them or any of their assets or properties, except such non-compliance as would not have a material adverse effect upon the business, condition (financial or other), results of operations, performance, management, shareholder’s equity, properties, prospects or general affairs of such Company (a “Material Adverse Effect”).

3.2           Power. Each Company has all requisite power to execute and deliver this Agreement and the Transaction Agreements to which it is a party, to issue the Securities, as applicable, hereunder, including the Warrant Shares, and to carry out and perform its obligations under the terms of this Agreement.

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3.3           Authorization.

(a)           The execution, delivery, and performance of this Agreement by each Company has been duly authorized by all requisite action, and this Agreement constitutes the legal, valid, and binding obligation of each Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights (the “Bankruptcy Exceptions”).

(b)          The Indenture has been duly and validly authorized by each of the Companies and, when duly executed and delivered by the Companies on the Closing Date (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be a legally binding and valid obligation of each of the Companies, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

(c)          The Warrant Agreement has been duly and validly authorized, executed and delivered by each of the Companies and constitutes the legal, valid, and binding obligation of each Company enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

(d)          The Notes have been duly and validly authorized for issuance and sale by FEEB, and when issued, authenticated and delivered by FEEB and paid for by the Purchasers in accordance with the terms of this Agreement and the Indenture on the Closing Date, the Notes will be (i) legally binding and valid obligations of FEEB and enforceable against the FEEB in accordance with their terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions and (ii) entitled to the benefits of the Indenture.

(e)          The Warrants have been duly authorized and, when executed by FEEC and countersigned by the Warrant Agent as provided in the Warrant Agreement, will be valid and binding obligations of FEEC, enforceable against FEEC in accordance with their terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

(f)          The Registration Rights Agreement has been duly and validly authorized by each of the Companies and constitutes the legal, valid and binding obligation of each Company enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions or matters of public policy.

(g)          The Guarantee has been duly and validly authorized by FEEC and, when the Notes are issued, authenticated by the Trustee and delivered by the FEEB and paid for by the Purchasers in accordance with the terms of this Agreement and the Indenture on the Closing Date, will be legally binding and valid obligations of FEEC, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by the Bankruptcy Exceptions.

(h)          The execution, delivery, and performance of each Security Document and the Intercreditor Agreement by each Company has been duly authorized by all requisite action, and each Security Document and the Intercreditor Agreement constitutes the legal, valid, and binding obligation of each Company enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

3.4           Consents and Approvals. Each Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement and the Transaction Agreements other than the approval of the effectiveness of the Securities and Exchange Commission (the “SEC”) of the registration statement that FEEC intends to file pursuant to the terms and conditions of the Registration Rights Agreement for the resale of the Warrant Shares.

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3.5           Non-Contravention. The execution and delivery of this Agreement, the issuance and delivery, as applicable, of the Notes, the Warrants and, if exercised, the Warrant Shares by the Companies under this Agreement, the performance by each Company of its obligations under this Agreement and/or the consummation of the transactions contemplated hereby will not (a) conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Company is a party or by which it or its properties may be bound or affected, including the Project Documents (as defined below), (ii) the Articles of Incorporation and Bylaws or other governing documents of such Company, as amended to date, or (iii) any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body, governmental agency, arbitration panel or authority applicable to such Company, any of its subsidiaries or their respective properties, (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of such Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which such Company is a party or by which such Company is bound or to which any of the property or assets of such Company is subject or (c) result in the trigger or application of any anti-dilution provision or mechanism (however defined) in any outstanding securities or agreements that would result in the issuance of additional shares of FEEC's Common Stock or the entitlement to additional shares of FEEC's Common Stock upon the exercise of any outstanding securities or instruments or otherwise result in any dilution of the Purchasers’ interest in FEEC's Common Stock, directly or indirectly. Assuming the accuracy of the representations of the Purchasers contained herein, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body is required for the execution and delivery of this Agreement, the valid issuance and delivery of the Notes, the Warrants or, if exercised, the Warrant Shares other than such as have been made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the Notes, the Warrants and/or the Warrant Shares.

3.6           Warrant Shares. The Warrants and the Underlying Shares are duly authorized (and, in the case of the Warrant Shares, duly reserved for issuance upon exercise of the Warrants) and, when issued pursuant to the terms of this Agreement (or in the case of the Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrant Agreement), will be validly issued, fully paid, and nonassessable, and will be free of any liens or encumbrances with respect to the issuance thereof; provided, however, that the Warrants and Warrant Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in the Warrant Agreement, or otherwise required at the time a transfer is proposed.

3.7           No Registration or Qualification. Without limiting any provision herein, no registration under the Securities Act of 1933, as amended (the “Act”), and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (“TIA”), is required for the offer or sale of the Securities to the Purchasers as contemplated hereby assuming the accuracy of the Purchasers’ representations contained herein regarding the absence of general solicitation in connection with the sale of the Securities to the Purchasers or for resales in accordance with the transfer and exchange provisions of the Indenture in the case of the Notes and the Warrant Agreement in the case of the Warrants. The Notes and the Warrants will be, upon issuance, eligible for resale pursuant to Rule 144A under the Act and no other securities of the Companies are of the same class (within the meaning of Rule 144A under the Act) as the Notes or the Warrants and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system.

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3.8           Reporting Status. FEEC has filed all documents that FEEC was required to file under the Exchange Act during the twelve (12) months prior to the Closing Date (the “SEC Documents”). The SEC Documents complied as to form in all material respects with the material SEC requirements as of their respective filing dates, and the information contained therein, together with any other information supplementally provided to the Purchasers in connection with the transactions contemplated herein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document.

(e)                3.9           Capitalization. As of the date of this Agreement, the authorized capital stock of FEEC consists of: 500,000,000 shares of Common Stock of which 344,785,689 shares were issued and outstanding as of the date of this Agreement, and 500,000,000 shares of preferred stock (the “Preferred Stock”) of which no shares were issued and outstanding as of the date of this Agreement. As of the date of this Agreement, 29,123,907 shares of Common Stock were reserved for issuance pursuant to outstanding subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of FEEC, which are set forth in Schedule 3.9 hereto. Except as set forth in this Section 3.9 and Schedule 3.9 hereto, no Preferred Stock or Common Stock nor any subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of FEEC is outstanding on the date of this Agreement. The issued and outstanding shares of FEEC's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No holder of Common Stock is entitled to preemptive or similar rights. In addition, no person has or is entitled to any conditional or unconditional option, warrant or other right to call for the issue or allotment of, subscribe for, purchase or otherwise acquire any share capital or loan capital of any of the Companies (including any right of pre-emption, conversion or exchange).

3.10         Legal Proceedings. There is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Companies, threatened in writing against either Company or their respective subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected result in a Material Adverse Effect or to materially adversely affect the validity or enforceability of, or the authority or ability of such Company to perform its obligations under this Agreement.

3.11         No Violations. Neither the Companies nor any of their respective subsidiaries is in violation of their respective Articles of Incorporation, Bylaws or other organizational documents, or is in violation of any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body, governmental agency, arbitration panel or authority applicable to the Companies or any of their subsidiaries, which violation, individually or in the aggregate, would result in a Material Adverse Effect. Neither the Companies nor any of their respective subsidiaries is in default in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Companies or any of their respective subsidiaries is a party or by which the Companies or any of their respective subsidiaries is bound or by which the properties of the Companies are bound.

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3.12         Governmental Permits, Etc. The Companies and their respective subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective businesses as currently conducted or as proposed to be conducted (including the implementation and operation of the Projects (as defined below) as contemplated by the Project Documents) (each an “Authorization”) without known conflict with the rights of others, except as disclosed in FEEC’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, or where such failure to possess would not have a Material Adverse Effect. Neither Company has received any written notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

3.13         Financial Statements. The consolidated financial statements of FEEC and its subsidiaries and the related notes thereto included in the SEC Documents present fairly, in all material respects, the financial position of FEEC as of the dates indicated and the results of its operations and cash flows for the periods therein specified subject, in the case of unaudited statements, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The SEC Documents containing the financial statements referred to in this Section 3.13 contain all certifications and statements required by Rule 13a-14 or 15d-14 under the Exchange Act or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto.

3.14         No Material Adverse Change. Since the date of the last financial statements of FEEC, there has not been (i) any material adverse change in the business, condition (financial or other), results of operations, performance, management, shareholder’s equity, properties, prospects or general affairs of the Companies and their respective subsidiaries, taken as a whole, (ii) any obligation, direct or contingent, that is material to the Companies and their respective subsidiaries, taken as a whole, incurred by the Companies or any of their respective subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of FEEC or (iv) any loss or damage (whether or not insured) to the physical property of the Companies or any of their respective subsidiaries which has been sustained which has had a Material Adverse Effect. No event of force majeure, as defined in or contemplated by any of the agreements or instruments listed in Schedule 3.14 hereto (the “Project Documents”), which has given rise to a claim, or written notice of intention to claim, for relief by any party thereto, or which has a Material Adverse Effect, has occurred and is continuing. The agreements and instruments listed in Schedule 3.14 hereto constitutes a true, complete and accurate list of all material agreements or instruments to which the Companies or any of their respective subsidiaries is a party or by which the Companies or any of their subsidiaries is bound or by which the properties of the Companies are bound, that relate to the Projects.

As used in this Agreement, “Projects” refers to the development, exploration, extraction and operation of coalbed methane resources by FEEB in the Shouyang Block in Shanxi Province, Qinshui Basin, the People's Republic of China, including, but not limited to, the development of additional pilot test wells, production wells, gathering systems and related infrastructure.

3.15         Insurance. The Companies maintain and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance in such amounts and covering such risks as is believed to be prudent and customary, consistent with industry practice for the conduct of their respective subsidiaries' respective businesses and the value of their respective properties.

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3.16         Tax Matters. The Companies and each of their respective subsidiaries has timely filed all material federal, state, local and foreign income and franchise and other tax returns, reports and statements required to be filed by any jurisdiction to which each is subject and has paid all material taxes due in accordance therewith, and no material tax deficiency has been determined adversely to either Company or any of its subsidiaries which has had, nor does either Company or any of its subsidiaries have any knowledge of any material tax deficiency.

3.17         Investment Company Status. Neither Company is, and immediately after receipt of payment for the Securities neither Company will be required to register as, an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

3.18         Transactions with Affiliates and Employees. None of the officers or directors of the Companies and, to the knowledge of the Companies, none of the employees of the Companies is presently a party to any transaction with either Company or any of its subsidiaries (other than for services as employees, consultants, officers and directors, which, in the case of directors and named executive officers of FEEC, is listed in Schedule 3.18 or has been disclosed in FEEC’s Annual Report on Form 10-K for the year ended December 31, 2011).

3.19         Compliance with Laws. Neither Company has received written notification of any violation of any material law, ordinance, rule or regulation of any foreign, federal, state or local government or any agency thereof, or any material writ, order or decree and neither Company has any knowledge that it is in violation of any material law, ordinance, rule or regulation of any foreign, federal, state or local government or any agency thereof, or any material writ, order or decree.

3.20         Insolvency. After giving effect to the transactions contemplated by this Agreement and the use of proceeds therefrom, each of the Companies (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on their businesses and (iii) will be able to pay their debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a Person on a particular date, that on such date (i) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and due; (b) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (d) has not incurred any obligations or liabilities with actual intent to hinder, delay or defraud either present or future creditors of such Person and (ii) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.

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3.21         Environmental Laws. (i) The Companies are in compliance with and not subject to any pending or threatened liability under applicable Environmental Laws (as defined below) except as would not be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) the Companies have received and are in compliance with, all material permits, licenses and other approvals required under any applicable Environmental Law and to conduct their current operations and each of them is in full force and effect, (iii) there is no material civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or threatened against any Company under any Environmental Law, (iv) to the knowledge of the Companies, there are no requirements proposed for adoption or implementation under any Environmental Law, and (v) there are no costs or liabilities associated with Environmental Laws, including, without limitation, any capital or operating expenditures required for the clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties, other than asset retirement and environmental obligations customary in the oil and gas industry and accrued for in the consolidated financial statements of the Companies in the ordinary course of business.

For the purposes of this Agreement, “Environmental Laws” means the common law and all applicable national, state, local and foreign laws, statutes, regulations, rules, ordinances, codes, orders, decrees, judgments, injunctions or any other legally enforceable requirement issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to: (A) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), (B) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, arrangement for disposal or transport or handling of hazardous, toxic or dangerous substances or waste, any chemical, any solid waste, or any other pollutant or contaminant, and (C) underground and aboveground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

3.22         Titles and Liens. (i) Each of the Companies has legal and valid title to all its assets and property, in each case free and clear of all security interests, mortgages, liens, encumbrances, equities, claims and other defects; (ii) except for the lien permitted under the Security Documents and the Intercreditor Agreement, any real property, buildings, improvements, equipment and personal property or land use right or easement or right-of-way interest held under leases, tenancies, licenses, concessions or agreements by it are free and clear of all security interests, mortgages, liens, encumbrances, equities, claims and other defects and are held under valid, subsisting and enforceable leases, contracts or other grants and no default (or event which with notice or lapse of time, or both, would constitute a default) by any of the Companies has occurred and is continuing under any such leases, tenancies, licenses, concessions or agreements; and (iii) the Companies have all title, assets, leasehold interests or land use rights or easements or right-of-way interests required for the purposes of carrying on its business as presently conducted or as proposed to be conducted (including the implementation and operation of the Projects as contemplated by the Project Documents).

3.23         Subsidiaries. Schedule 3.23 contains a complete and correct list of each of the Companies’ subsidiaries, showing, as to each subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the applicable Company.

3.24         No Misleading Information. The factual information provided in relation to any of the Transaction Agreements by or on behalf of any of the Companies taken as a whole did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as at the date such factual information was provided or as at the date (if any) at which it is stated, except to the extent that any such information has been revised or superseded by any information subsequently supplementally provided to the Purchaser in connection with the transactions contemplated herein.

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3.25         FCPA/Anti-Bribery. None of the Companies nor any of their respective directors or officers has, nor to the knowledge of either of the Companies, has any agent, employee or other person acting on behalf of the foregoing (i) violated, or is in violation of, any applicable anti-bribery or anti-corruption law or regulation enacted in any jurisdiction in which either of the Companies conducts any business (including, without limitation, the United States Foreign Corrupt Practices Act and the UK Bribery Act 2010) or (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or indirectly, any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, any political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any applicable law or regulation or otherwise for the purpose of improperly influencing any act or decision of such payee in his official capacity, inducing such payee to do or omit to do any act in violation of his lawful duty, securing any improper advantage or improperly inducing such payee to use his influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

3.26         Sanctions. None of the Companies nor any of their respective directors or officers has, nor to the knowledge of any of the Companies, has any employee, agent or other person acting on behalf of the foregoing, (i) been listed on, or owned by any persons identified on, the "Specially Designated Nationals and Blocked Persons" list maintained by the Office of Foreign Assets Control of the United States Department of the Treasury (OFAC), or for the benefit of any country or territory (including but not limited to, Cuba, Iran, Libya, Syria, North Korea and Sudan), person or entity with respect to which US persons are prohibited from doing business under any law, regulation or executive order administered pursuant to the OFAC regulations or which are otherwise subject to any U.S. sanctions administered by OFAC, or any similar sanctions or measures imposed by the United Nations or the European Union (the "Sanctions") or any similar list maintained by the United Nations, the European Union or HM Treasury, (ii) been subject to any Sanctions or (iii) directly or indirectly supported or facilitated any person, government, entity or project subject to Sanctions.

3.27         Money Laundering. The operations of the Companies are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements and money laundering statutes in Bermuda, the United States, China and of all jurisdictions in which any of the Companies conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Companies with respect to Money Laundering Laws is pending and so far as either of the Companies are aware, no such actions, suits or proceedings are threatened or contemplated, save in respect of any immaterial breaches that are not material in the context of the issue and offering of the Securities.

3.28         Stamp Duties. No stamp or other issuance or transfer taxes or similar taxes or duties are payable by or on behalf of the Purchasers in respect of (i) the creation, issue or delivery by the Companies of the Securities, (ii) the purchase by the Purchasers of the Securities as contemplated by this Agreement or (iii) the execution, delivery and performance of the Transaction Agreements.

3.29         Immunity. The execution by each of the Companies of each Transaction Agreement to which it is a party constitutes, and its exercise of its rights and performance of its obligations under each Transaction Agreement to which it is a party will constitute, private and commercial acts done and performed for private and commercial purposes. Each of the Companies is generally subject to civil and commercial law and to legal proceedings and it will not be able to claim for itself or its assets any immunity or privilege from any set-off, judgment, execution, attachment or other legal process.

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3.30         Intellectual Property. Each of the Companies has available all assets and rights required or desirable from time to time for the implementation and operation of each of the Projects including (i) access and all relevant rights of possess, occupation, wayleaves and other related rights to the applicable areas; and (ii) all rights with respect to intellectual property required or desirable for that purpose. Each of the Companies will safeguard and maintain its rights described in (i) and (ii) above and will make all registrations which are required or desirable for that purpose.

3.31         Project Documents. The services to be performed, the facilities and materials to be supplied, the means available for supplying all such materials and the easements, licenses and other rights granted or to be granted to the Companies, pursuant to the terms of the Project Documents, are sufficient or will be sufficient upon their grant to enable the Projects to be constructed, implemented and operated on the applicable sites. Each Project Document to which any of the Companies is a party is legal, valid, binding and (subject to Bankruptcy Exceptions) enforceable in accordance with its terms under its governing law and all relevant approvals in respect thereof have been obtained; none of the Companies which is a party to a Project Document is in dispute with the other parties to such Project Document and, to the knowledge of the Companies, there are no current circumstances which may give rise to any dispute or affect the relationship of the Companies, as the case may be, with such other parties. The Project Documents have not been subsequently amended and are in full force and effect, enforceable against the parties thereto and any successors or assigns.

3.32         Security Documents.

(a)          Each Company is the legal and beneficial owner of the Collateral (as defined in the U.S. Security Agreement) granted or purported to be granted by it free and clear of any lien, claim, option or right of others, except for the lien permitted under the Security Documents and the security interest or charge in the Collateral securing the SCB Credit Facility. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing either Company or any trade name of either Company as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Security Documents or as otherwise permitted under any of the Security Documents or the SCB Credit Facility or the documents and instruments delivered in connection therewith.

(b)          Each of the Security Documents creates in favor of the Collateral Agent for the benefit of SCB, the Collateral Agent, the Trustee and the holders of the Notes a valid security interest (the “Security Interest”) in the Collateral granted by the Companies, securing the payment of the Secured Obligations (as defined in the U.S. Security Agreement); all filings and other actions (including, without limitation, (i) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code (“UCC”) and (ii) actions necessary to perfect the Collateral Agent's Security Interest with respect to Collateral evidenced by a certificate of title) necessary to perfect the Security Interest in the Collateral granted by the Companies have been duly made or taken and are in full force and effect; and such Security Interest is first priority. All requirements of any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Companies, or any of their respective subsidiaries or any of their properties shall have been satisfied (including taking all necessary actions and the execution and delivery of all required filings, assignments and consents) to ensure that the liens under the Security Documents have been created, perfected or registered (as applicable) and are in full force and effect.

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(c)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Companies of the Security Interest for the execution, delivery or performance of the Security Documents and the Intercreditor Agreement by the Companies, (ii) the perfection or maintenance of the Security Interest created by the Security Documents (including the first priority nature of such Security Interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, the filing of the Copyright Security Agreement with the United States Copyright Office (the “PTO”) (with respect to copyrights, if any), the filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO (with respect to Trademarks and Patents, if any), and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 of the U.S. Security Agreement, all action necessary or desirable to protect and perfect the Security Interest in and to on each Company's Patents, Trademarks, or Copyrights, as applicable, has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from each Company (subject to Permitted Liens), or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in any of the Security Documents or the remedies in respect of the Collateral pursuant to any of the Security Documents, except as may be required in connection with the disposition of any portion of the pledged equity or pledged debt, if any, by laws affecting the offering and sale of securities generally.

(d)          All pledged equity, pledged by the Companies under any of the Security Documents (including, without limitation, the Charged Shares (as defined in the Bermuda Share Charge)) has been duly authorized and validly issued and is fully paid and non assessable. All pledged debt, if any, pledged by the Companies under any of the Security Documents has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which promissory notes, if any, have been delivered to the Collateral Agent) and is not in default.

(e)          Neither the establishment of the liens created by the Security Documents, nor the exercise of the rights and remedies contemplated by the Security Documents, contravenes any provision of the organizational documents of any of the Companies, applicable law or any order, writ, injunction or decree of any governmental authority or any material contract or agreement (including, without limitation, the Project Documents) to which the Companies are party.

3.33         Project Budget. The budget for the Projects as supplementally provided to the Purchasers on January 12, 2013 (i) reflects in all material respects all revenues, costs and expenses estimated to be received or incurred in order to operate the Projects in accordance with the terms of the Project Documents subject to the assumptions set forth in such budget; (ii) has been prepared in good faith and with due care; (iii) fairly presents in all material respects the Companies’ expectations as to the matters covered thereby as of their date subject to the assumptions set forth in such budget; (iv) contains estimates that are based on reasonable assumptions as to all factual and legal matters material thereto; and (v) is in all material respects consistent with the provisions of the Project Documents and all applicable laws, statutes, rules or regulations and any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority, agency, stock exchange or other body with jurisdiction over the Projects.

3.34         Solicitation.     No form of general solicitation or general advertising (prohibited by the Act in connection with offers or sales) was used by any of the Companies or any of their respective affiliates or any person acting on their respective behalves in connection with the offer and sale of any of the Securities, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or the Internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising within the meaning of Regulation D under the Act. None of the Companies or any of their respective affiliates has entered into, or will enter into, any contractual arrangement with respect to the distribution of the Securities except for this Agreement.

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3.35         Bank Accounts. Neither of the Companies has a direct or indirect, or other beneficial interest in, or the benefit of, any bank or other account other than the Collection Account as defined in the SCB Credit Facility, the bank accounts listed on Schedule 3.35 and the bank accounts pledged in connection with the Security Documents.

3.36         Approvals. Except as disclosed in FEEC’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, FEEB has obtained or made, or caused to be obtained or made, by lawful means in all material respects in accordance with applicable law, judgment, decree, rule, regulation, ordinance or order and any other applicable documents, from the competent PRC Governmental Authorities and third parties, all approvals, consents, licenses, permits, authorizations, registrations, filings, certificates, clearances, official statements or documentation or means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with, or any binding requirement, or any waiver or exemption of any of the foregoing, that are necessary or advisable for the effectiveness and enforcement of the Contracts and the operation of the Project, including, but not limited to: (i) the approval of the Ministry of Commerce of the PRC for the Production Sharing Contract and each of its assignments, amendments and supplements; (ii) the approvals of the State Administration of Foreign Exchange of the PRC (“SAFE”) regarding the plan for the receipt and conversion of the foreign currency funds injected by FEEB into Renminbi for use in the Project; and (iii) the Foreign Exchange Registration Certificate of FEEB issued by SAFE (collectively, the “Consents”). The Consents are in full force and effect, and no suspension, cancellation or non-renewal of any such consent is pending or is, to the knowledge of FEEB, threatened.

“PRC” means the People’s Republic of China, which, for the purpose of this Agreement, does not include the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

“PRC Governmental Authority” means any foreign, federal, national, supranational, state, provincial, special administrative, municipal, local, or other government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body of the PRC.

3.37         Contracts. FEEB (and to the knowledge of FEEB, any other party thereto) are not in breach of, or default under, any of the Production Sharing Contract and the Gas Sales Contract (each a “Contract” and, collectively, the “Contracts”) to which it is a party, and, to the knowledge of FEEB, no event has occurred that, with notice or lapse of time (or both), would permit termination, modification or acceleration under any such Contract. FEEB has not received any notice of breach of, or default under, or termination of, any such Contract from any person or entity or PRC Governmental Authority, and FEEB has not given any such notice to any person or entity.

“Production Sharing Contract” means the Production Sharing Contract for the Exploitation of Coalbed Methane Resources for the Shouyang Area in Shanxi Province, Qinshui Basin, the PRC, dated April 16, 2002 between China United Coalbed Methane Corporation Ltd. (“CUCBM”) and Phillips China Inc., as amended, supplemented, assigned or novated.

“Gas Sales Contract” means Shouyang Project Coalbed Methane Purchase and Sales Contract, dated June 12, 2010 between Shanxi Guoxin Energy Development Group Co., Ltd. and CUCBM, , as amended, supplemented, assigned or novated.

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3.38         Authority and Qualification. FEEB has, and to its knowledge, each other contracting party to each of the Contracts has, the right, power, authority and qualification and has taken all action necessary to execute and deliver, and to exercise its rights and perform its obligations under, each of the Contracts to which it is a party, including, without limitation, in the case of FEEB, its qualifications required by any applicable PRC law, judgment, decree, rule, regulation, ordinance or order or the PRC Government Authorities in relation to foreign-related cooperative coalbed methane exploitation project, which include, but are not limited to: (i) at least five years of experience in the exploration and development of coalbed methane; (ii) internationally advanced technologies and technical team for the exploration and development of coalbed methane; (iii) management ability for coalbed methane exploration and development operations; and (iv) good creditworthiness and efficient fund. The individuals who executed the Contracts on behalf of FEEB (and to the knowledge of FEEB, the individuals who executed on behalf of any other party thereto) were duly authorized to so execute and bind the contracting party on behalf of which he or she executed the Contracts, and the Contracts were duly executed and delivered.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

The Purchasers represent and warrant to the Companies with respect to this purchase as follows:

4.1           Purchase for Investment Only. The Purchasers are purchasing the Securities and, if exercised, the Warrant Shares for the Purchasers’ own account for investment purposes only and not with a view to, or for resale in connection with, any “distribution” thereof for purposes of the Act. By executing this Agreement, the Purchasers further represents that they do not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities and, if exercised, the Warrant Shares. The Purchasers understands that the Securities and the Warrant Shares have not been registered under the Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

4.2           Investor Qualification. As identified in the signature page hereto, each of the Purchasers qualifies, as applicable, as an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act, a “qualified institutional buyer” as defined in Rule 144A (a)(1) under the Act and/or is a non-“U.S. Person,” as defined in Rule 902 under the Act. By virtue of the Purchaser’s experience in evaluating and investing in private placement transactions of securities in companies similar to the Companies, the Purchaser is capable of evaluating the merits and risks of the Purchaser’s investment in the Companies and has the capacity to protect the Purchaser’s own interests.

4.3           No General Solicitation or Advertising. The Purchasers acknowledges that, to their knowledge, neither the Companies nor any other person offered to sell the Securities to them by means of any form of general solicitation or advertising or “directed selling efforts,” including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

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ARTICLE 5

COVENANTS

5.1           Use of Proceeds. The Companies will use the net proceeds received from the Securities for drilling and development expenses for the Shouyang area in the Shanxi Province in China and for general corporate purposes in the following estimated amounts: (a) drilling and completion expenses for such project in the amount of $38.7 million (comprised of (i) $11.9 million for the drilling and completion of appraisal wells, (ii) $21.6 million for the drilling and completion of production wells, (iii) $4.2 million for the construction and installation of gathering and compression facilities, and (iv) $1.0 million for the preparation and submission of an overall development plan for such project); (b) $12.8 million for general corporate purposes (comprised of (i) $4.2 million for the exploration costs in such project and related costs, (ii) $3.1 million for operating costs on the Production Sharing Contract and (iii) $5.5 million for general and administrative expenses of the Companies); (c) a reduction of $4.125 million in the principal amount of that certain 25,000,000 Facility Agreement between FEEB and Standard Chartered Bank dated November 28, 2011, as amended (the “SCB Credit Facility”) plus payment of any accrued or capitalized interest due and owing under the SCB Credit Facility on the Closing Date; and (d) not more than $3.5 million for fees and expenses in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, (x) it shall not be a breach of this Section 5.1 in the event that the actual amount of expenditures set forth in clauses (a) or (b) above exceed or are less than, in each case, 15% or less of the estimated amounts set forth in such clauses; (y) it shall not be a breach of this Section 5.1 in the event that the actual amount of expenditures set forth in clause (d) exceed or are less than 5% or less of the estimated amounts set forth in such clause; and (z) it shall not be a breach of this Section 5.1 in the event that the actual amount of expenditures set forth in any of sub-clauses (i), (ii), (iii) or (iv) of clause (a) above or in any of sub-clauses (i), (ii) or (iii) of clause (b) above exceed the estimated amounts set forth therein; provided, however, that the Companies shall apply at least $21.6 million for the drilling and completion of production wells. The Companies will use the net proceeds received from the Additional Notes (as defined in the Indenture) issued under Section 2.13 of the Indenture (in excess of the fees and expenses in connection with the transactions contemplated thereby and the reduction of the principal amount of the SCB Credit Facility by 10% of gross proceeds of the Additional Notes, plus payment of any accrued or capitalized interest due and owing under the SCB Credit Facility) for drilling and development expenses for the Shouyang area in the Shanxi Province in China and for general corporate purposes pro rata in accordance with the amounts set forth in sub-clauses (i), (ii) or (iii) of clause (a) and sub-clause (ii) of clause (b).

5.2           Marketing Cooperation. The Companies shall cooperate with the Purchaser and its represents, agents and advisors in any marketing of the Securities, including making available the Company’s officers, accountants, counsel, premises, books and records for such purpose during normal working hours subject to entry into confidentiality agreements customary for a private placement of a public company’s securities.

5.3          Cayman Islands Stock Exchange Listing and Trading. The Companies shall use their commercially reasonable efforts (i) to procure the admission of the Notes to listing on the Cayman Islands Stock Exchange within six months of the Closing Date, (ii) to maintain the listing of the Notes on the Cayman Islands Stock Exchange or, with the consent of the Purchasers, another comparable exchange and (iii) to procure that there will at all times be furnished to any stock exchange on which the Notes are listed such information as such stock exchange may require to be furnished in accordance with its normal requirements or in accordance with any arrangements made with such stock exchange and to satisfy all other conditions that such exchange may impose on the listing of the Notes.

5.4          Approval of the Plan. The Companies shall submit the general development plan of the Project (the “Plan”) to the National Development and Reform Commission of the PRC (the “NDRC”) and shall use their best efforts to obtain the approval by the NDRC regarding the Plan, in each case within twelve months of the date hereof.

ARTICLE 6

EXPENSES AND INDEMNIFICATION

6.1           Expenses. Whether or not the transactions contemplated hereby are consummated, the Companies will jointly and severally pay all costs and expenses (including attorneys' fees) incurred by the Purchasers in connection with, under or in respect of this Agreement, the Notes, the Warrants or the other Transaction Agreements.

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6.2           Indemnity. Each of the Companies, jointly and severally, agrees to defend, indemnify and hold harmless the Purchasers and their respective affiliates and their respective directors, officers, attorneys, agents, employees, successors and assigns and each other person, if any, who controls any of the Purchasers within the meaning of the Securities Act and the officers, directors, employees and agents of such controlling person (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, claims, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel to any thereof) which may be incurred by or asserted or awarded against any Indemnified Person, in each case arising in any manner of or in connection with or by reason of this Agreement, the other Transaction Agreements or any undertakings in connection therewith, or the proposed or actual application of the proceeds of the Securities, or the transactions contemplated by this Agreement or the other Transaction Agreements (all of the foregoing collectively, the "Indemnified Liabilities") and will reimburse each Indemnified Person on a current basis for all expenses (including counsel fees as they are incurred by such party) in connection with investigating, preparing or defending any such action, claim or suit, whether or not in connection with pending or threatened litigation irrespective of whether such Indemnified Person is designated a party thereto; provided that the Companies shall not have any liability hereunder to any Indemnified Person with respect to Indemnified Liabilities which are determined by a final and nonappealable judgment of a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person or from the failure of such Indemnified Person to perform its obligations hereunder. If for any reason the foregoing indemnification is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Companies shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Person as a result of any Indemnified Liability in such proportion as is appropriate to reflect not only the relative benefits received by each of the Companies and the Purchasers, but also the relative fault of each of the Companies and the Purchasers, as well as any other relevant equitable considerations. The foregoing indemnity shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

6.3           Survival. The obligations of the Companies under this Section 5 will survive the payment or transfer of any of the Securities, the enforcement, amendment or waiver of any provision of this Agreement or the Notes or the Warrants, and the termination of this Agreement.

ARTICLE 7

MISCELLANEOUS

7.1           Survival. The representations and warranties contained herein shall survive the execution and delivery of this Agreement, the sale of the Securities and/or the Warrant Shares and the transfer by the Purchaser of any of the Securities or portion thereof or interest therein and the payment of any Notes, and may be relied upon by any subsequent holder of the Notes or Warrants, regardless of any investigation made at any time by or on behalf of the Purchaser or any other holder of Notes or Warrants, as if made to such subsequent holder on the date hereof and on the Closing Date, on the condition and understanding that in no event shall any subsequent holder have any rights greater than the Purchaser on the date hereof or on the Closing Date, such reliance shall in no event constitute a reissuance of the representations and warranties expressed herein on the date hereof, and any such reliance also must be actual and reasonable under the circumstances existing at the time such subsequent holder becomes a holder, including any circumstances relating to changes in law, facts or any other developments disclosed by the Companies in SEC filings pursuant to the Exchange Act prior to such time. All statements contained in any certificate or other instrument delivered by or on behalf of any of the Companies pursuant to this Agreement shall be deemed representations and warranties of the Companies under this Agreement as of the date specified in such certificate or instrument.

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7.2           Assignment; Successors and Assigns. Subject to the following sentence, this Agreement may not be assigned by any party without the prior written consent of the other parties. However, any of the Purchasers shall be permitted to assign this Agreement without the prior written consent of the other parties to one or more investment funds that has Ashmore Investment Management Limited as its investment manager or adviser or an Affiliate thereof (as defined below) or any successor to such fund so long as such assignee executes a signature page to this Agreement and makes the representations and warranties set forth in Article 4 hereof. For purposes of this Section 7.2, “Affiliate” means with respect to any person, any other person which, directly or indirectly, controls, is controlled by, or is under common control with, such first person, where “control” means the power to direct the management and policies of the controlled person through ownership of voting shares or by contract or otherwise, including in any event (x) the holding, directly or indirectly, of greater than 50% of total voting rights of the controlled person or (y) the ability to appoint more than half of the members of the board of directors (or analogous body) of the controlled person. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

7.3           Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) one business day after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the Companies at 363 N. Sam Houston Parkway E., Suite 380, Houston, Texas 77060, Attn: Chief Executive Officer, facsimile number, (832) 598-0479 with a copy to Amar Budarapu, Esq., Baker & McKenzie LLP, 2300 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, facsimile number (214) 978-3099, and as to the Purchasers at the address and facsimile number set forth below the Purchasers' signature on the last page of this Agreement. Any party hereto from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto. The Purchasers and the Companies may each agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications.

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7.4           Governing Law; Jurisdiction; Jury Trial. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT. Any suit, action or proceeding against any of the Company or the PURCHASERS or its or their respective properties, assets or revenues with respect to this Agreement (a “Related Proceeding”) may be brought in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, The City of New York, New York, United States, and any appellate court from any thereof, as the person bringing such Related Proceeding may elect in its sole discretion. Each of the Company and the PURCHASERS hereby consents to the non-exclusive jurisdiction of each such court for the purpose of any Related Proceeding and has irrevocably waived any objection to the laying of venue of any Related Proceeding brought in any such court and to the fullest extent it may effectively do so and the defense of an inconvenient forum to the maintenance of any Related Proceeding or any such suit, action or proceeding in any such court. Each of the Company and the PURCHASERS has agreed that service of all writs, claims, process and summonses in any Related Proceeding brought against it in the State of New York may be made upon it at the address for notices set forth in Section 7.3 of this Agreement. Nothing in this Agreement shall in any way be deemed to limit the ability to serve any such writs, process or summonses in any other manner permitted by applicable law. To the extent that any of the Company or any Investor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or execution, on the ground of sovereignty or otherwise) with respect to itself or its property, it hereby irrevocably waives, to the fullest extent permitted by applicable law, such immunity in respect of its obligations under this Agreement. EACH OF THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Each of the Companies hereby appoints CT Corporation System as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein that may be instituted in any state or U.S. federal court in The City of New York and County of New York, by any Purchaser, the directors, officers, employees, affiliates and agents of any Purchaser, or by any person who controls any Purchaser, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Companies hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Companies agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Companies.

7.6           Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

7.7           Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

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7.8           Placement Agent’s Fees. The Companies agree that they shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by the Purchasers) relating to or arising out of the transactions contemplated hereby, including the placement agent fee of Knight Capital Americas, L.P., which will be paid out of the proceeds of the transactions contemplated hereby. The Companies shall pay, and hold the Purchasers harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any claim for any such fees or commissions.

7.9           Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.10         Amendment; Waiver. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Companies and the Purchasers.

7.11         Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by electronic mail in Portable Document Format, such signature shall create a valid and binding obligation of the person executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.12         Limited Recourse. To the extent that this Agreement is executed by a custodian or agent for any Purchaser, it is acknowledged that such custodian or agent is executing this Agreement in its capacity as custodian or agent and not in its own capacity and agreed that all obligations of a Purchaser contemplated by this Agreement are limited to such Purchaser and its assets.

[SIGNATURE PAGE FOLLOWS]

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Each of the parties below hereby executes and delivers, and agrees to be bound by, the Securities Purchase Agreement by and among Far East Energy Corporation, Far East Energy (Bermuda), Ltd. and the Purchaser indicated below as of the date hereof.

SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR
ASSET HOLDER PCC LIMITED IN RESPECT OF
ASHMORE EMERGING MARKETS LIQUID
INVESTMENT PORTFOLIO

Amount of the Notes U.S.$10,000,000

Amount of Warrants: 9,347,740

By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person

SIGNED for and on behalf of
NORTHERN TRUST COMPANY, LONDON BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE EMERGING MARKETS DEBT FUND

Amount of the Notes U.S.$4,700,000

Amount of Warrants: 4,393,438

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person

SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR
ASHMORE EMERGING MARKETS DEBT AND
CURRENCY FUND LIMITED

Amount of the Notes U.S.$3,800,000

Amount of Warrants: 3,552,141

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By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST COMPANY, LONDON BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE FUNDS, A MASSACHUSETTS
BUSINESS TRUST, ON BEHALF OF ASHMORE
EMERGING MARKETS TOTAL RETURN FUND

Amount of the Notes U.S.$1,400,000

Amount of Warrants: 1,308,684

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST GLOBAL SERVICES
LIMITED, LUXEMBOURG BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE SICAV IN RESPECT OF
ASHMORE SICAV EMERGING MARKETS
TOTAL RETURN FUND

Amount of the Notes U.S.$300,000

Amount of Warrants: 280,432

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST GLOBAL SERVICES
LIMITED, LUXEMBOURG BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE SICAV IN RESPECT OF
ASHMORE SICAV EMERGING MARKETS
TOTAL RETURN FUND II

Amount of the Notes U.S.$100,000

Amount of Warrants: 93,477

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By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST COMPANY, LONDON
BRANCH AS CUSTODIAN AND AGENT FOR
STICHTING PENSIOENFONDS
VAN DE METALEKTRO

Amount of the Notes U.S.$900,000

Amount of Warrants: 844,297

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST GLOBAL SERVICES
LIMITED, LUXEMBOURG BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE SICAV EMERGING MARKETS
DEBT FUND

Amount of the Notes U.S.$1,100,000

Amount of Warrants: 1,028,254

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
ASHMORE INVESTMENT MANAGEMENT
LIMITED
AS PORTFOLIO MANAGER FOR
GLOBAL HIGH YIELD, A SUB-FUND OF
MEDIOLANUM BEST BRANDS

Amount of the Notes U.S.$2,200,000

Amount of Warrants: 2,056,503

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR
ASHMORE GROWING MULTI-STRATEGY
FUND LIMITED

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Amount of the Notes U.S.$400,000

Amount of Warrants: 373,910

By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR ASHMORE
EMERGING MARKETS CORPORATE HIGH
YIELD FUND LIMITED

Amount of the Notes U.S.$11,900,000

Amount of Warrants: 11,123,810

By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST GLOBAL SERVICES
LIMITED, LUXEMBOURG BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE SICAV IN RESPECT OF ASHMORE
SICAV EMERGING MARKETS CORPORATE DEBT FUND

Amount of the Notes U.S.$6,300,000

Amount of Warrants: 5,889,076

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST COMPANY,
LONDON BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE FUNDS, A MASSACHUSETTS BUSINESS
TRUST, ON BEHALF OF ASHMORE EMERGING
MARKETS CORPORATE DEBT FUND

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Amount of the Notes U.S.$200,000

Amount of Warrants: 186,955

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST GLOBAL SERVICES
LIMITED, LUXEMBOURG BRANCH
AS CUSTODIAN AND AGENT FOR
ASHMORE SICAV IN RESPECT OF ASHMORE
SICAV EMERGING MARKETS ASIAN
CORPORATE DEBT FUND

Amount of the Notes U.S.$300,000

Amount of Warrants: 280,432

By:	/s/ Russell Alder
Name: Russell Alder
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR ASHMORE
EMERGING MARKETS TRI ASSET FUND LIMITED

Amount of the Notes U.S.$7,600,000

Amount of Warrants: 7,104,282

By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR ASHMORE
EMERGING MARKETS HIGH YIELD PLUS
FUND LIMITED

Amount of the Notes U.S.$2,800,000

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Amount of Warrants: 2,617,367

By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person
SIGNED for and on behalf of
NORTHERN TRUST (GUERNSEY) LIMITED
AS CUSTODIAN AND AGENT FOR
ASHMORE GLOBAL SPECIAL SITUATIONS
FUND 5 LIMITED PARTNERSHIP

Amount of the Notes U.S.$6,000,000

Amount of Warrants: 5,608,644

By:	/s/ James Mallett
Name: James Mallett
Title: Authorized Person

By:	/s/ George Spalding
Name: George Spalding
Title: Authorized Person

This Agreement is hereby confirmed and accepted by the Companies as of January 14, 2013.

FAR EAST ENERGY CORPORATION

By:	/s/ Michael R. McElwrath
Name: Michael R. McElwrath
Title: Chief Executive Officer and President

FAR EAST ENERGY (BERMUDA), LTD.

By:	/s/ Michael R. McElwrath
Name: Michael R. McElwrath
Title: Chairman

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